                                                                  EXHIBIT 99.4

                         INDEPENDENT AUDITORS' REPORT

Board of Directors
HFS Incorporated
Parsippany, New Jersey

We have audited the accompanying consolidated statement of assets and liabilities of the Acquired Business (or the "Company" as defined in Note A to the accompanying financial statements) as of July 31, 1995, and the related consolidated statements of operations, changes in seller's net investment, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We did not audit the financial statements of Century 21 Real Estate, Inc. and subsidiaries, consolidated subsidiaries, which statements reflect total assets of $3,086,699 as of July 31, 1995, and total revenues of $5,306,855 for the year then ended. These statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for Century 21 Real Estate, Inc. and subsidiaries, is based solely on the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of July 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

White, Nelson & Co. LLP
Anaheim, California
January 12, 1996

                         INDEPENDENT AUDITORS' REPORT

Board of Directors
Century 21 Real Estate, Inc. and Subsidiaries
Seattle, Washington

I have audited the accompanying consolidated balance sheet of Century 21 Real Estate Inc. and subsidiaries, as of July 31, 1995, 1994 and 1993, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material aspects, the financial position of Century 21 Real Estate Inc. and subsidiaries, as of July 31, 1995, 1994 and 1993, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

Tony H. Davidson, CPA
September 25, 1995

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
               CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                                JULY 31, 1995


                  ASSETS
Current Assets:
 Cash and Cash Equivalents.....................   $ 2,981,969
 Accounts Receivable...........................        67,254
 Other Accounts and Notes Receivable...........       110,177
 Inventory.....................................        33,813
 Prepaid Expenses..............................        93,749
 Deferred Tax Assets...........................       181,906
                                                -------------
   Total Current Assets........................     3,468,868
Depreciable Assets At Net Book Value...........     5,886,177
Other Assets
 Notes Receivable Long-Term....................       169,274
 Other Assets..................................       511,611
                                                -------------
   Total Other Assets..........................       680,885
   Total Assets................................   $10,035,930
                                                =============
    LIABILITIES AND SELLER'S NET INVESTMENT
Current Liabilities:
 Accounts Payable and Other Accrued
  Liabilities..................................   $   817,050
Note Payable--Current..........................       114,465
                                                -------------
   Total Current Liabilities...................       931,515
Long Term Liabilities:
 Deferred Income Taxes.........................       427,517
 Note Payable--Long Term.......................     1,568,147
                                                -------------
   Total Long-Term Liabilities.................     1,995,664
   Total Liabilities...........................     2,927,179
   Seller's Net Investment.....................     7,108,751
   Total Liabilities and Seller's Net
    Investment.................................   $10,035,930
                                                =============

           See accompanying notes and independent auditors' report

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
                     CONSOLIDATED STATEMENT OF OPERATIONS
                           YEAR ENDED JULY 31, 1995


Income:
 Service Fees.............................  $ 9,280,963
 Franchise Fees...........................      129,500
 Training School Fees.....................      429,472
 Other Revenues...........................      663,297
                                           ------------
   Total Income From Operations...........   10,503,232
Direct Costs..............................    3,286,711
                                           ------------
Gross Profit..............................    7,216,521
Operating Expenses........................    7,461,321
                                           ------------
Loss From Operations......................     (244,800)
Other Income..............................       50,314
                                           ------------
Loss Before Provision For Corporate
 Taxes....................................     (194,486)
Provision For Corporate Taxes (Benefit) ..      (60,012)
                                           ------------
Net Loss..................................  $  (134,474)
                                           ============

           See accompanying notes and independent auditors' report

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
         CONSOLIDATED STATEMENT OF CHANGES IN SELLER'S NET INVESTMENT
                           YEAR ENDED JULY 31, 1995

Seller's Net Investment, Beginning of the
Year...........................................   $7,810,564
Net Loss.......................................     (134,474)
Seller's Net Investment Activity...............     (567,339)
                                                ------------
Seller's Net Investment, End of the Year ......   $7,108,751
                                                ============



           See accompanying notes and independent auditors' report

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
                     CONSOLIDATED STATEMENT OF CASH FLOWS
                           YEAR ENDED JULY 31, 1995


Cash Flows From Operating Activities:
 Net Loss................................................   $ (134,474)
 Adjustments To Reconcile Net Loss To Net Cash Provided
  By
  Operating Activities ..................................
   Depreciation And Amortization.........................      633,335
   (Gain) Loss From Disposal Of Assets ..................        3,866
   Loss On Write Down Of Notes Receivable ...............      246,856
   Bad Debts Expense ....................................       41,760
   Deferred Income Taxes ................................     (207,266)
   Accrued Interest On Seller's Net Investment Activity       (205,207)
 Changes In:
  Accounts Receivable ...................................      (31,101)
  Other Accounts and Notes Receivable ...................      115,271
  Inventory .............................................       (7,977)
  Prepaid Expenses ......................................      (30,855)
  Other Assets ..........................................      (13,051)
  Accounts Payable And Other Accrued Liabilities  .......      (96,630)
                                                          ------------
   Net Cash Provided By Operating Activities  ...........      314,527
Cash Flows From Investing Activities:
 Purchase Of Depreciable Assets .........................      (95,275)
 Advances To Seller's Non-Operating Investments .........     (362,129)
 Issuance Of Other Accounts And Notes Receivable  .......     (246,856)
 Principal Payment On Notes Receivable ..................        2,509
                                                          ------------
   Net Cash Used By Investing Activities ................     (701,751)
Cash Flows From Financing Activities:
 Principal Payments On Notes Payable.....................     (282,388)
                                                          ------------
   Net Cash Used By Financing Activities ................     (282,388)
Net Decrease in Cash And Cash Equivalents ...............     (669,612)
Beginning Cash And Cash Equivalents Balance .............    3,651,581
                                                          ------------
Ending Cash And Cash Equivalents Balance ................   $2,981,969
                                                          ============
Supplemental Disclosures Of Cash Flow Information:
 Cash Paid During The Year For:
 Interest Expense .......................................   $  165,519
                                                          ============
 Income Taxes............................................   $  132,705
                                                          ============

           See accompanying notes and independent auditors' report

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JULY 31, 1995

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (1) The Company--Century 21 Region V, Inc. and subsidiaries are subfranchisors for Century 21 Real Estate Corporation ("Century 21 International"). Century 21 Region V, Inc. and subsidiaries principal operations consist of the sales of neighborhood Century 21 Broker franchises to licensed real estate brokers and the related training and servicing of those franchises. Century 21 Region V, Inc. and subsidiaries maintain operations within three geographic regions: Southern California, the Pacific Northwest, and Mexico.

   On May 3, 1996, HFS Incorporated ("HFS") acquired the master franchising business operations of Century 21 Region V, Inc. and subsidiaries in the Southern California and the Pacific Northwest regions ("Acquired Business" or the "Company"). The accompanying financial statements include only those assets, liabilities, revenues and expenses arising from the operations of the Acquired Business.

   The Company's revenues consist primarily of service fees collected from the franchisees. Service fees are equal to 6 percent of the gross revenues received by the franchisee.

   The Company is obligated to pay Century 21 International a service fee (generally 15 percent of collected service fees). Additionally, the Company must contribute to the Century 21 National Advertising Fund (generally 10 percent of collected service fees).

   At July 31, 1995, the Company had 90 franchisees in Southern California, and 189 franchisees in the Pacific Northwest.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The financial information included herein may not necessarily reflect the financial position and results of operations of the Acquired Business in the future, what the financial position, results of operations, and cash flows of the Acquired Business would have been had it been a separate stand-alone company.

   (2) Principles of Accounting--The Company's financial and income tax records are maintained on the accrual basis.

   (3) Inventory--Inventory consist of school supplies and is stated at the lower of cost or market using the first-in, first-out method of inventory pricing.

   (4) Depreciable Assets--Depreciable assets and improvements are stated at cost. Major improvements and betterments are capitalized. Maintenance and repairs are expensed as incurred. For both financial reporting and income tax purposes, fixed assets are depreciated over lives of from three to thirty years using both straight-line and accelerated methods.

   (5) Income Taxes--The Company files a consolidated federal tax return which includes all of its subsidiaries. The Company's income tax liability has been determined under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," requiring an asset and liability approach for financial accounting and reporting for income taxes. The liability is based on the current and deferred tax consequences of all events recognized in the consolidated financial statements as of the date of the consolidated balance sheet. Deferred taxes are provided for temporary differences which will result in taxable or deductible amounts in future years, primarily attributable to a different basis in certain assets for financial and tax reporting purposes including recognition of deferred tax assets net of a related valuation allowance.

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                JULY 31, 1995
NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (Continued)

   (6) Statement of Cash Flows--For the purposes of cash flows, cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of six months or less.

NOTE B: OTHER ACCOUNTS AND NOTES RECEIVABLE

   Other accounts and notes receivable of the Company at July 31, 1995, are as follows:


        Interest and Other Receivables .      $107,389
        Notes Receivable ...............       172,062
                                            ----------
        Total ..........................       279,451
        Less: Current Portion ..........       110,177
                                            ----------
        Notes Receivable Long-Term  ....      $169,274
                                            ==========

   Notes receivable bear interest at rates of between nine and twelve percent.

NOTE C: DEPRECIABLE ASSETS AT NET BOOK VALUE

   For the year ended July 31, 1995, depreciable assets consisted of the following:


        Automotive and Boat..................  $  399,489
        Aircraft.............................   2,700,000
        Buildings and Land...................   4,306,500
        Leasehold Improvements...............     951,000
        Office Furniture and Equipment ......   1,251,249
                                              -----------
        Total Depreciable Assets, Cost ......   9,608,648
        Less: Accumulated Depreciation  .....   3,722,471
                                              -----------
        Depreciable Assets at Net Book
         Value...............................   5,886,177
                                              ===========

NOTE D: OTHER ASSETS

   Other assets at July 31, 1995, consist of the following:


         Cash Surrender Value of Life Insurance Policies
          (Net of related policy loans of $51,090) ......   $488,571
         Franchise Cost, Net ............................     14,150
         Other ..........................................      8,890
                                                          ----------
         Other Assets ...................................   $511,611
                                                          ==========

   Franchise costs represent the initial cost of establishing franchises in Southern California and the Pacific Northwest. These costs are being amortized over period covering 25 years. Amortization expense charged to operations for 1995 was $2,400.

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                JULY 31, 1995
NOTE E: NOTE PAYABLE

   Note payable as of July 31, 1995, consists of the following:


   Union Bank--Note payable, interest at 9.25%, monthly principal and interest payments of $21,765.56, due May 1, 2000. Secured by real
    estate................................................................   $1,682,612
                                                                             ----------
    Total Note Payable....................................................    1,682,612
    Less: Current Portion.................................................      114,465
                                                                             ----------
    Note Payable--Long Term...............................................   $1,568,147
                                                                             ==========

   The loan agreement with Union Bank contains various covenants pertaining to maintenance of working capital and tangible net worth. In accordance with that agreement, the Company is required to maintain a minimum tangible net worth and debt to tangible net worth requirements. At July 31, 1995, the Company was in compliance with, or had obtained waivers with respect to the restrictive covenants.

   Minimum future payments for debt for each of the next five years and in the aggregate are as follows:


      YEAR ENDED JULY 31,
      -------------------
      1996.....................  $  114,465
      1997.....................     121,186
      1998.....................     132,883
      1999.....................     145,709
      2000.....................   1,168,369
                                -----------
      Total Note Payable.......  $1,682,612
                                ===========


NOTE F: LEASES

   The Company is obligated under operating leases for office space and office machines. Rental expense under operating leases totaled $274,356 for the year ended Jul......y 31, 1995. Future minimum lease payments are estimated as follows: Minimum future obligations on operating leases that have initial or remaining noncancellable lease terms in excess of one year for each of the next five years and in the aggregate are as follows:


    1996........................      $191,450
    1997........................       138,742
    1998........................        33,324
    1999........................        33,324
    2000........................        33,324
                                    ----------
    Total Minimum Lease Payments      $430,164
                                    ==========

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                JULY 31, 1995

NOTE G: INCOME TAXES

   The provision for income taxes for the years ended July 31, 1995, consists of the following:



Currently Payable--
 Federal.................................   $ 131,678
 State...................................       4,617
                                          -----------
                                              136,295
Deferred Taxes--
 Depreciation Differences................   $ (71,725)
 State Income Taxes......................      (3,115)
 Nondeductible Bad Debts.................    (121,467)
                                          -----------
 Provision For Corporate Taxes
 (Benefit)...............................   $ (60,012)
                                          ===========

   Deferred income taxes reflect the net effects of temporary differences between the amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Principal items comprising net deferred income tax liabilities as of July 31, 1995, are as follows:


Deferred Tax Assets:
 Bad Debt Expense...........   $ 181,906
 Disallowed Capital Loss ...     135,502
 Valuation Allowance........    (135,502)
                             -----------
Deferred Tax Assets.........   $ 181,906
                             ===========
Deferred Tax Liabilities:
 Tax Over Book
 Depreciation...............   $ 427,519
                             -----------
Deferred Income Taxes.......   $ 427,519
                             ===========

   There has been no change in the "Valuation Allowance" for the year ended July 31, 1995.

   A reconciliation of income tax expense at the statutory rate to income tax expense at the Company's effective rate is as follows:


Computed Tax At The Expected Statutory
 Rate.......................................   $(66,125)
Graduated Rates And Other Differences ......      6,113
                                             -----------
Income Tax Expense (Benefit)................   $(60,012)
                                             ===========

NOTE H: RELATED PARTY TRANSACTIONS

   At July 31, 1995, Century 21 Region V, Inc. and its subsidiaries have advanced money to a shareholder as follows:

Shareholder.................................   $134,713
                                             ==========
Interest Income From The Above
 Transactions...............................   $ 13,732
                                             ==========

                             CENTURY 21 REGION V
                   (BUSINESS ACQUIRED BY HFS INCORPORATED)
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                JULY 31, 1995

NOTE H: RELATED PARTY TRANSACTIONS  (Continued)

   This loan is included in current assets under "Other Accounts And Notes Receivable" and other assets under "Notes Receivable--Long Term." The note bears interest at the rate of 9.5 percent.

NOTE I: ECONOMIC CONCENTRATION OF CREDIT RISKS

   The Company maintains cash balances with certain financial institutions in excess of the federally insured limits.

NOTE J: NATURE OF SIGNIFICANT INITIAL SERVICES

   When an individual franchise is sold, the Company agrees to provide certain services to the franchisee. Generally, these services include assistance in site selection, training personnel, implementation of an accounting system, and design of a quality control program.